Investor Presentation September 30, 2020

Important Disclosures Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. The words "believe," "continue," "could," "expect," "anticipate," "intends," "estimate," "forecast," "project," "should," "may," "will," "would" or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. Statements in this presentation regarding the Company that are forward-looking, including projections as to the amount and timing of synergies from C&J merger and outlook information, are based on management's estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the Company's control. These factors and risks include, but are not limited to, (i) the competitive nature of the industry in which the Company conducts its business, including pricing pressures; (ii) the ability to meet rapid demand shifts; (iii) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (iv) the ability to obtain or renew customer contracts and changes in customer requirements in the markets the Company serves; (v) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability to protect and enforce intellectual property rights; (vii) the effect of environmental and other governmental regulations on the Company's operations; (viii) the effect of a loss of, or interruption in operations of, one or more key suppliers, including resulting from product defects, recalls or suspensions; (ix) the variability of crude oil and natural gas commodity prices; (x) the market price and availability of materials or equipment; (xi) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xii) the Company's ability to employ a sufficient number of skilled and qualified workers to combat the operating hazards inherent in the Company's industry; (xiii) fluctuations in the market price of the Company's stock; (xiv) the level of, and obligations associated with, the Company's indebtedness; (xv) the duration, impact and severity of the COVID-19 pandemic and the evolving response thereto, including the impact of social distancing, shelter-in-place, shutdowns of non-essential businesses and similar measures imposed or undertaken by governments, private businesses or others; and (xvi) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of C&J's businesses into the Company and the ability to achieve the anticipated synergies and value-creation contemplated in connection with the merger. For a more detailed discussion of such risks and other factors, see the Company's filings with the Securities and Exchange Commission (the "SEC"), including under the heading "Risk Factors" in Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and subsequently filed Quarterly Reports on Form 10-Q, all available on the SEC website or www.NexTierOFS.com. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued "forward-looking statement" constitutes a reaffirmation of that statement. Non-GAAP Measures: This presentation includes discussion of proforma Adjusted EBITDA, which is a measure not calculated in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). Please see the Appendix to this presentation for important information about non-GAAP measures used in this presentation. 2

Overview of NexTier's Leadership Position

Taking today's oilfield to the NexTier

Our Position

- **#2** U.S. land completion services provider
- **#1** Wireline plug & perf fleet[1]
- **#1** Dual-Fuel NG powered HHP[1]

L48 Geographic Overview

% of total revenue[2]



Leadership position in all operating basins
46%
22%
14%
17%
Permian
West/Rockies
Central
Northeast

+International outlet via MENA partnership with NESR

Strategic Pillars

- Digital Innovation
- Wellsite Expansion
- Value Creation & Returns
- Performance & Safety

Digital Objectives:

- Lower cash costs of our operations
- Reduce costs/barrel for customers

ESG Minded & Focused

Our mission: To consistently outperform in service delivery and returns, while enabling customers to win by reducing their overall cost per well and carbon footprint

[1] Deployed and working fleets. [2] Pro forma consolidated LTM revenue as of 6/30/2020.

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Taking Today’s Oilfield to the NexTier The evolving oilfield demands innovative service providers Fortified ̶ Completions leadership position; #2 frac provider Position ̶ Strong balance sheet = staying power & flexibility Digitally ̶ Lower operating costs for us and our customers Enabled ̶ Optimizing and focused investment $ Responsible ̶ Sustainable practices & low carbon technology platform Operations ̶ Low carbon footprint & focused on all aspects of ESG Market ̶ Well maintained & deployable HHP capacity Readiness ̶ Positioned for value creation in market recovery Attractive ̶ Discounted relative valuation despite superior position Valuation ̶ Significant earnings power in market recovery 4

Fortified Balance Sheet Strong and flexible financial position provides staying power Capital priorities focused on cash preservation until visibility improves $430mm ̶ $337mm cash 1 NexTier Offering Liquidity ̶ $93mm ABL availability Invested in equipment readiness = ready on demand Financial Strength & Flexibility Ability to provide leading safety and performance at the wellsite  ZERO net debt; net leverage ratio of zero2  SUFFICIENT cash to navigate cycles Allocate all future growth capital on equipment with enhanced  FLEXIBILITY to fund growth & innovation return & emissions profile  LONG runway on debt maturity 1 2 As of June 30, 2020. Calculated as of June 30, 2020 based on total outstanding debt of $337 million minus cash of $337 million. 5

Focused Digital Strategy The digital oilfield of tomorrow, realized today NexTier’s Digital Lower cash costs Reduce costs per Objectives: of our operations barrel for customers Built for: scale, wellsite scope enhancement & integration KEY BENEFITS: NexHub • Remote operations Powered by: • Extended equipment life Insight Platform Our 24/7 remote operations support function active across all fleets today • Machine learning & Our proprietary real-time machine generated alerts • Digital Operations Engineering digital platform. • Rapid response • Equipment Health Optimization • Enhanced service quality • AI Driven Logistics Control Tower • Data-driven decisions 6

NexHub Delivering Returns

Automation & data science lowers operating cost & optimizes capital expenditures

NexHub Digital Center OPERATIONS	▼66% Reduction in engineers/fleet	▼32% Frac NPT reduction per fleet[1]	>99.9% Inventory and billing accuracy
NexHub Digital Center MAINTENANCE	▲124% Early failure / pump hour improvement[1]	▼$2.1mm 2Q20 savings from detection & intervention	▼22% 1H20 YoY capex per fleet ($1mm/fleet ann'd)
NexHub Digital Center LOGISTICS	▼96% 1H20 YoY demurrage (wait time) reduction	▼$5mm 1H20 YoY reduction in logistics costs	215,000 YoY ERP transactions automated

[1] Since deployment.

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Leading Market Readiness Protecting & preserving HHP capacity for readiness & future growth Staying power & platform readiness provides for differentiated value creation in market recovery PROTECT KEY COMPONENTS Creating long-term value via: Real-time, data driven 1. Leading safety & operational visibility on location & People status of our assets performance 2. Disciplined approach to Equipment PRESERVE current market environment World-class facility, 3. Ability to fund & capitalize processes and Balance Sheet on competitive advantages capabilities 8

Carbon Reducing Technologies that Lower Operating Cost

Holistic emissions reduction platform with significant results

NexESG

- Natural gas engines
- Diesel treatment
- Greaseless wireline
- Asset rationalization
- DustProof™ Dust-Control
- Hibernate™ Warm-Start
- Dry Friction Reducer
- Fire suppression
- Tractor minimization
- Power solutions

Metric	Description
#1 Dual-Fuel NG powered HHP[1]	Low emission dynamic gas blending technology
▼10% Avg. truckloads	NexHub Control Tower w/ AI → lower emissions
1+ billion Recycled gallons water utilized	Achieved by utilizing NEX customized fluid solutions
▼50% Particulate emissions	Diesel treatment → 5% less consumption & much lower emissions
Up to 80% NG Substitution[2]	Exceeding peers by an average of 20% due to proprietary control system
▼1,000 Monthly idle hours	Tractor optimization program drives less engine idle time @ wellsite
▼66% CO_2 emissions on chem logistics	Dry Friction Reducer significantly reduces truck logistics & emissions

ESG Minded & Focused

Sustainable practices & equipment supporting customer achievement of ESG goals

[1] Deployed and working fleets. [2] Improvement as reported by customers.

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Significant Earnings Power NEX currently valued at ~0.7x normalized earnings potential NEX 2019 Normalized Adjusted EBITDA ($mm) NEX Discount vs. Peers 1 EV / ADJ. EBITDA 0.7x EV1 / Adj. EBITDA (2019)3 $MM 0.8x $125 $504 2.6x $446 ($67) $504mm 0.7x 2 PF Adjusted Less: Well Support Add: Captured Normalized PeerPeer Avg.Avg. EBITDA (FY19) Services Adj. Gross Profit Cost Synergies Adjusted EBITDA Pro-forma 2019 Adj. GP from Well Support Annualized cost synergies achieved from Services business divested in 1Q20 merger between C&J and Keane 1 Enterprise value as of 9/24/2020 market close, with reported net debt as of 6/30/2020. See Appendix for calculation information. Source: FactSet. 2 Peer avg. includes: FTSI, HAL, LBRT, PTEN, PUMP, RES, USWS. 3 For NEX, reflects Normalized 2019 Adjusted EBITDA of $571 million. For LBRT, reflects pro-forma 2019 adjusted EBITDA of $664 million based on merger with SLB announced 9/1/2020. For all other peers, reflects 10 reported 2019 Adjusted EBITDA.

Attractively Valued vs. Peers

Discount per HHP valuation to peers despite superior platform & position



EV / Total HHP ($/HHP)
NEX EV/HHP
Peer EV/HHP
Peer Average
$589
$515
$343
$249
$203
$168
▼ ~56%
Peer A
Peer B
Peer C
Peer D
Peer E
NEXTIER

On a HHP basis, NEX trades at the lowest relative valuation amongst its peers, or a >50% discount vs. the group average

>50% Discount to Peers Despite…

- ✓ Robust liquidity + zero financial leverage
- ✓ Leading profitability per fleet
- ✓ Track-record of meeting commitments
- ✓ Diversity across U.S. + international outlet
- ✓ Ready-to-deploy assets
- ✓ World-class integration completed
- ✓ Differentiated digital offering

Source: FactSet. Notes: Peers include: FTSI, LBRT, PUMP, RES, USWS. HHP based on reported as of 6/30/2020. Enterprise value as of 9/24/2020 market close, with reported net debt as of 6/30/2020. See Appendix for additional calculation information. HHP as of 6/30/2020. For LBRT, reflects HHP following merger with SLB and related fleet rationalization announced 9/1/2020.

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Market Update Focused on people, market readiness & balance sheet 2H 2020 Outlook • Asset preservation program driving speed-to-deploy at attractive cost • High success rate in bringing back furloughed workers • Activity steadily improving off cycle trough realized in late-May / early-June 2020 • Q3 market position in-line with previous guidance • Activity momentum expected to continue into Q420, with uncertainty increasing into year-end due to commodity price volatility, weather, election, budget exhaustion, etc. 12

Key Takeaways Taking today’s oilfield to the NexTier Relentless focus on evolution & enhancement of our digital program Leader in sustainable development & overall wellsite emission reduction Emerging from the downturn in a leadership position Compelling investment opportunity with attractive relative valuation 13

APPENDIX © NexTier Completion Solutions Inc. 2019

Non-GAAP Information Unaudited Pro Forma Financial Information: In order to provide the most meaningful comparison of results of operations for 2019, supplemental unaudited pro forma financial information has been included in this presentation. The unaudited pro forma financial information is based on the historical consolidated financial statements and accompanying notes of both Keane Group Inc. (“Keane”) and C&J Energy Services, Inc. (“C&J”) and has been prepared to illustrate the effects of the merger, assuming the merger had been consummated on January 1, 2019. For the period presented, adjustments have been made for (1) the preliminary acquisition accounting impact, (2) accounting policy alignment, and (3) the elimination of the impact from events that are directly attributable to the Agreement and Plan of Merger (e.g., non-routine merger and integration costs). The unaudited pro forma financial information was based on and should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the Keane and C&J SEC filings. The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma financial information has been presented for informational purposes only and is not necessarily indicative of what NexTier's results of operations actually would have been had the merger been completed on January 1, 2019, nor is it indicative of the future operating results of NexTier. The unaudited pro forma financial information does not reflect any cost or growth synergies that NexTier may achieve as a result of the merger, future costs to combine the operations of Keane and C&J or the costs necessary to achieve any cost or growth synergies. Non-GAAP Measure Definitions: This presentation includes both (i) Adjusted EBITDA calculated as NexTier defines it for its own use, and (ii) Adjusted EBITDA as reported by FactSet for peers. The NexTier definition of Adjusted EBITDA is defined as proforma net income (loss) adjusted to eliminate the impact of interest, income taxes, depreciation and amortization, along with certain items management does not consider in assessing ongoing performance. NexTier Adjusted EBITDA is calculated using NexTier management adjustment methodology, and historical C&J adjustment amounts have been conformed accordingly. Adjusted EBITDA should not be construed as an alternative to the U.S. GAAP measure of net income (loss). Our computations of Adjusted EBITDA may not be the same as similarly titled measures of other companies. Adjusted EBITDA as reported by FactSet is for historical periods, the adjusted EBITDA (if disclosed by the applicable entity) or EBITDA as reported by the applicable entity, and (ii) for future periods, the consensus adjusted EBITDA for the applicable entity for the applicable period. NexTier’s Enterprise Value (EV) is calculated by multiplying the closing stock price on September 24, 2020 by the number of fully-diluted shares outstanding, plus pension liabilities, less the net debt (e.g. total debt minus cash; provided that if net debt is less than 0, 0 is used) reported as of June 30, 2020. Enterprise Value for our peers is computed internally by FactSet and the NexTier Enterprise Value may not be calculated the same as the similarly titled measures from FactSet. FACTSET INFORMATION IS FOR DISCUSSION ONLY AND IS NOT ENDORSED OR CONFIRMED BY NEXTIER. 15

Non-GAAP Reconciliations

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019
(amounts in thousands, except per share amounts)

			Adjustments		
	NexTier [1]	Historical C&J [2]	Reclass [3]	Pro forma [4]	Pro Forma
Revenue	1,821,556	1,584,732	—	—	3,406,288
Operating costs and expenses:					
Cost of services	1,403,932	1,313,211	(25,899)	—	2,691,244
Depreciation and amortization	292,150	186,646	—	(109,520)	369,276
Selling, general and administrative expenses	123,676	190,581	31,283	—	345,540
Merger and integration	68,731	47,089	—	(48,304)	67,516
Research and development	—	5,384	(5,384)	—	—
Impairment	12,346	79,935	—	—	92,281
(Gain) loss on disposal of assets	4,470	9,151	—	—	13,621
Total operating costs and expenses	1,905,305	1,831,997	—	(157,824)	3,579,478
Operating loss	(83,749)	(247,265)	—	157,824	(173,190)
Other income (expenses):					
Other income, net	453	(341)	—	—	112
Interest expense	(21,856)	(1,097)	—	1,097	(21,856)
Total other expenses	(21,403)	(1,438)	—	1,097	(21,744)
Loss before income taxes	(105,152)	(248,703)	—	158,921	(194,934)
Income tax expense	(1,005)	(638)	—	—	(1,643)
Net loss	(106,157)	(249,341)	—	158,921	(196,577)

[1] The condensed consolidated statement of operations for the year ended December 31, 2019, reflects the results of legacy Keane for the period presented and the results of legacy C&J for the period beginning on and after November 1, 2019.
[2] Reflects legacy C&J's activity for the period from January 1, 2019 to October 31, 2019.
[3] Certain reclassifications were made to historical C&J to conform to NexTier presentation.
[4] Certain pro forma adjustments were made to illustrate the estimated effects of the merger, assuming the merger had been consummated on January 1, 2019.

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Non-GAAP Reconciliations

UNAUDITED PRO FORMA NON-GAAP FINANCIAL MEASURES
(amounts in thousands)

	Year Ended December 31, 2019
Pro forma net loss [(1)]	(196,577)
Interest expense, net	21,856
Income tax expense	1,643
Depreciation and amortization	369,276
Pro forma EBITDA	196,198
Plus Management Adjustments:	
Acquisition, integration and expansion	67,516
Non-cash stock compensation	36,242
Impairment of assets	92,281
Severance and stock compensation acceleration	5,594
Facility Closures	3,554
Inventory Adjustments	4,666
Legal	6,600
Tax Audit	29,160
Other	4,527
Pro forma Adjusted EBITDA [(1)(2)]	446,338
Plus Captured Cost Synergies	125,000
Normalized Adjusted EBITDA	571,338

NEX Enterprise Value:

Closing NEX stock price 9/24/2020	$1.71
NEX Fully Diluted Shares Outstanding as of 6/30/2020	216,536,067
Fully Diluted Market Cap	$370,276,675
NEX Total Debt 6/30/2020 (rounded to nearest 100K)	$336,700,000
NEX Total Cash 6/30/2020 (rounded to nearest 100K)	$337,100,000
Net Debt (if less than 0, use 0)	0
Pension Liabilities as of 6/30/2020	0
Enterprise Value	$370,276,675

Notes:

(1) The pro forma net loss and pro forma Adjusted EBITDA reflect the results of operations of legacy Keane and legacy C&J assuming the merger had occurred on January 1, 2019.

(2) Pro forma Adjusted EBITDA is calculated using NexTier management adjustment methodology; historical C&J amounts have been conformed accordingly.

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Non-GAAP Reconciliations UNAUDITED PRO FORMA NON-GAAP FINANCIAL MEASURES (amounts in thousands) Year Ended December 31, 2019 Completion Well Support WC&I Total Services Services Pro forma revenue(1) 293,430 385,989 3,406,288 2,726,869 Pro forma cost of services 2,126,654 245,870 318,720 2,691,244 Pro forma gross profit excluding 600,215 47,560 67,269 715,044 depreciation and amortization Management adjustments - - - - associated with cost of services Pro forma adjusted gross profit 600,215 47,560 67,269 715,044 Notes: (1) The pro forma net loss and pro forma Adjusted EBITDA reflect the results of operations of legacy Keane and legacy C&J assuming the merger had occurred on January 1, 2019. 18

Investor Contacts: Kenny Pucheu Chief Financial Officer Marc Silverberg Managing Director (ICR) marc.silverberg@icrinc.com © NexTier Completion Solutions Inc. 2019 © NexTier Completion Solutions Inc. 2019